Dreyfus
Core Value
Fund
Annual Report


December 31, 1996

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     The following letter to shareholders of the Dreyfus Core Value Fund is the first to be signed by Valerie Sill who became the spokesperson for the Fund, a team-managed product, in November 1996.
     Valerie is a portfolio manager of The Dreyfus Corporation. She joined The Boston Company in 1994 where she is a portfolio manager for both balanced and value equity accounts. She also is a member of The Boston Company's Equity Policy Group. Most recently she was The Boston Company's director of research. Prior to joining the company, she served as a portfolio manager and analyst at Investment Advisors, Inc. in Minneapolis. She also worked as a healthcare and utilities analyst at State Street Research & Management Company in Boston.
     Valerie graduated from Wellesley College with a bachelor's degree, magna cum laude, in economics and philosophy. She holds an MBA from Harvard Business School and was awarded the CFA Charter in 1993.


                                     Sincerely,


                                     Stephen E. Canter
                                     Chief Investment Officer
                                     The Dreyfus Corporation

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to report that Dreyfus Core Value Fund earned a competitive return for the fiscal year ended December 31, 1996. For that twelve-month period, the total return for the Fund's Investor shares was 21.44%, for Institutional shares was 21.57% and for Class R shares was 21.74%.* These results compare closely with the total return of 22.95% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") for the same period.**

THE ECONOMY

     The much-heralded "Goldilocks" phase of the U.S. economy--not too hot and not too cold--may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.

     Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad-based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997 too.

     Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.

     Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.

     We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.

THE MARKET

     The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the S&P 500 had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.

     The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year--low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By midyear, satisfaction with the economy turned into fear that economic growth might be overdone.

     The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.

     As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environ-ment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.

     Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.

     Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer nondurables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.

PORTFOLIO HIGHLIGHTS

     The domestic equity portion of the Fund (but not the whole Fund) outperformed the S&P 500 during 1996. The Fund's overweight positions, compared to the S&P 500, in consumer services and financial services contributed significantly to performance. Stock selections in energy and transportation were also helpful. The Fund's underweightings in technology and capital goods detracted, however, from the year's results. The best performing stocks during the year included BankAmerica, Woolworth, Novartis, Nokia and Lucent Technologies. Digital Equipment and Horizon Healthcare detracted from the Fund's performance.

     The fact that the Fund slightly trailed the S&P 500 during 1996 was due mainly to the Fund's international investments. This sector, representing approximately 7% of the Fund's assets, did not keep up with the booming U.S. equity market.

     We appreciate the opportunity to serve your investment needs and look forward to another rewarding year in 1997.


                                   Sincerely,


                                   Valerie J. Sill
                                   Portfolio Manager
January 15, 1997
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***The Dow Jones Industrial Average (DJIA) is a price-weighted average of
   30 actively traded blue chip stocks.

Dreyfus Core Value Fund                                     December 31, 1996
------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 DREYFUS CORE VALUE FUND INVESTOR SHARES AND
            THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


 .......................... Insert Chart Plot Points .........................

$41,396
Standard & Poor's 500
Composite Stock Price Index

$31,896
Dreyfus Core Value Fund
(Investor Shares)

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
------------------------------------------------------------------------------


       Investor Shares                            Institutional Shares
-------------------------------             ---------------------------------
Period Ended 12/31/96                       Period Ended 12/31/96
---------------------                       ---------------------
1 Year                    21.44%            1 Year                      21.57%
5 Years                   14.89             From Inception (2/1/93)     17.73
10 Years                  12.30




     Class R Shares
------------------------------
Period Ended 12/31/96
---------------------
1 Year                   21.74%
From Inception (8/4/94)  22.09

----------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Investor shares of Dreyfus Core Value Fund on 12/31/86 to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested. Performance for Institutional and Class R shares will vary from the performance of Investor shares shown above due to differences in charges and expenses.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments                                     December 31, 1996

Common Stocks--96.6%                                                                     Shares        Value
--------------------------------------------------------------------------------        --------    ------------
 Aerospace & Military Technology--.0%  C.S.F. (Thompson)........................           8,805    $000,285,526
                                                                                                    ------------

                     Appliances--1.5%  Hitachi Koki.............................          40,000         286,480
                                       Philips Electronics NV, ADR..............         196,500       7,860,000
                                       Tarkett..................................          10,000         199,221
                                       Sony.....................................           5,000         327,862
                                                                                                    ------------
                                                                                                       8,673,563
                                                                                                    ------------

                     Automobiles--.3%  Bayerische Motoren Werke.................             540         376,003
                                       Fiat Spa.................................          45,000         135,504
                                       Honda Motor..............................          12,000         343,153
                                       Toyota Motor.............................          20,000         575,378
                                       Volvo....................................          10,000         217,500
                                                                                                    ------------
                                                                                                       1,647,538
                                                                                                    ------------

                        Banking--1.0%  ABN-Amro.................................           5,051         328,454
                                       Abbey National...........................          26,000         340,616
                                       Affin Holdings Berhad....................         103,000         283,449
                                       Australia & New Zealand Banking..........          30,000(a)      189,130
                                       Banco BHIF, ADR..........................           5,500          90,063
                                       Banco Comercial Portugues................           7,000         158,170
                                       Banco Comercial Portugues, ADR...........           3,000          39,375
                                       Bangkok Bank Public......................           7,000          67,680
                                       CLF-DEXIA France.........................           3,000         261,272
                                       Christiania Bank.........................          65,000         206,058
                                       Commonwealth Bank of Australia,
                                         Instalment Receipt.....................          29,400         183,010
                                       Corporacion Bancaria de Espana, ADR......          20,000         450,000
                                       Creditanstalt-Bankverein.................           1,200         155,268
                                       Dah Sing Financial.......................          10,600          43,033
                                       Deutsche Bank............................          10,000         466,580
                                       Development Bank of Singapore............          27,000         364,500
                                       Espirito Santo Financial, ADR............           5,000          66,250
                                       HSBC.....................................          11,396         243,847
                                       Istituto Mobiliare Italiano, ADR.........          10,400         269,100
                                       Kookmin Bank, ADR........................           3,400(a,b)     63,512
                                       National Westminster Bank................          55,736         654,773
                                       PT Bank Bali.............................          35,000          87,426
                                       Philippine National Bank.................           4,500(a)       53,470
                                       Schweizerischer Banksverein..............           2,400         455,311
                                       Societe Generale.........................           3,881         419,507
                                                                                                    ------------
                                                                                                       5,939,854
                                                                                                    ------------

               Basic Industries--5.9%  Alumax...................................          64,800(a)    2,162,700
                                       Bethlehem Steel..........................         156,000(a)    1,404,000
                                       BetzDearborn.............................          63,900       3,738,150

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
        Basic Industries (continued)   Great Lakes Chemical.....................          50,000     $ 2,337,500
                                       IMC Global...............................          68,400       2,676,150
                                       James River..............................         233,500       7,734,688
                                       Louisiana Pacific........................          93,000       1,964,625
                                       Mallinckrodt.............................          57,300       2,528,362
                                       Reynolds Metals..........................          80,500       4,538,188
                                       Tenneco..................................         100,000       4,512,500
                                                                                                    ------------
                                                                                                      33,596,863
                                                                                                    ------------

             Beverages & Tobacco--.1%  Imperial Tobacco, ADR....................           6,250          79,688
                                       Mikuni Coca Cola.........................          27,000         349,892
                                                                                                    ------------
                                                                                                         429,580
                                                                                                    ------------

       Broadcasting & Publishing--.0%  Marieberg Tidnings.......................          10,000         244,152
                                                                                                    ------------

              Building Materials--.1%  Barlow...................................           3,000          26,608
                                       Barlow, ADR..............................           6,000          52,875
                                       Boral....................................         130,679         371,926
                                       Cimpor-Cimentos de Portugal..............           2,200          47,332
                                       Sekisui Chemical.........................          14,000         141,512
                                                                                                    ------------
                                                                                                         640,253
                                                                                                    ------------

                  Capital Goods--5.1%  Blue Square Chain Stores.................           8,000(a)       62,716
                                       Controladora Comercial Mexicana, ADR.....           3,600          64,350
                                       Ingersoll-Rand...........................          49,000       2,180,500
                                       Litton Industries........................          52,500(a)    2,500,313
                                       Lockheed Martin..........................          66,400       6,075,600
                                       Newport News Shipbuilding................          20,000         300,000
                                       Nokia, ADR...............................         180,900      10,424,362
                                       Raytheon.................................         154,600       7,440,125
                                                                                                    ------------
                                                                                                      29,047,966
                                                                                                    ------------

                       Chemicals--.7%  AKZO Nobel NV, ADR.......................           2,700         182,250
                                       Bayer....................................          10,000         407,528
                                       Imperial Chemical Industries, ADR........          50,500       2,626,000
                                       Jilin Chemical Industrial, ADR...........           2,100          30,712
                                       Polifin..................................          25,000          41,676
                                       Reliance Industries, ADR.................           4,000(b)       48,000
                                       Rhone-Poulenc, ADR.......................           9,327         315,952
                                       Sasol....................................           4,000          47,446
                                       Srithai Superware........................          12,000          71,470
                                                                                                    ------------
                                                                                                       3,771,034
                                                                                                    ------------
            Construction/Housing--.2%  Chudenko.................................           6,450         186,117
                                       Hollandsche Beton Groep..................           1,500         310,587

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
    Construction/Housing (continued)   Nishimatsu Construction..................          40,000      $  349,028
                                       Sekisui House............................          40,000         407,775
                                                                                                    ------------
                                                                                                       1,253,507
                                                                                                    ------------

              Consumer Durables--1.3%  Cooper Tire & Rubber.....................         187,100       3,695,225
                                       Maytag...................................         181,500       3,584,625
                                       Perusahaan Otomobil Nasional Berhad......           9,400          59,553
                                                                                                    ------------
                                                                                                       7,339,403
                                                                                                    ------------

         Consumer Non-durables--10.9%  Archer-Daniels-Midland...................         300,000       6,600,000
                                       Fruit of the Loom, Cl. A.................         111,200(a)    4,211,700
                                       Harcourt General.........................          82,400       3,800,700
                                       Hasbro...................................         124,400       4,836,050
                                       Kimberly Clark...........................          48,200       4,591,050
                                       Loews....................................          45,200       4,260,100
                                       McGraw Hill Cos..........................         137,800       6,356,025
                                       Philip Morris Cos........................          64,400       7,253,050
                                       Polaroid.................................         190,000       8,265,000
                                       RJR Nabisco Holdings.....................         162,500       5,525,000
                                       Rubbermaid...............................         168,000       3,822,000
                                       Tupperware...............................          46,600       2,498,925
                                                                                                    ------------
                                                                                                      62,019,600
                                                                                                    ------------

             Consumer Services--14.6%  ACNielsen................................         154,800       2,341,350
                                       Ara......................................          21,000(a)       47,939
                                       Block (H & R)............................         196,900       5,710,100
                                       Browning-Ferris Industries...............         185,000       4,856,250
                                       Cognizant................................         145,700       4,808,100
                                       Darden Restaurants.......................         261,000       2,283,750
                                       Deluxe...................................         171,000       5,600,250
                                       Dillard Department Stores, Cl. A.........          70,000       2,161,250
                                       Dun & Bradstreet.........................         150,700       3,579,125
                                       Footstar.................................          93,340       2,321,833
                                       ITT......................................         170,100       7,378,087
                                       Kroger...................................          91,000(a)    4,231,500
                                       New York Times, Cl. A....................         117,000       4,446,000
                                       News, ADR................................          95,000       1,983,125
                                       Pittston Brinks..........................         108,200       2,921,400
                                       Rite Aid.................................         143,100       5,688,225
                                       Tandy....................................          70,500       3,102,000
                                       Toys R Us................................         259,300(a)    7,779,000
                                       Waban....................................          53,000(a)    1,378,000
                                       Woolworth ...............................         474,000(a)   10,368,750
                                                                                                    ------------
                                                                                                      82,986,034
                                                                                                    ------------


Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
                 Data Processing--.1%  Canon....................................          20,000      $  442,333
                                                                                                    ------------

       Electrical & Electronics--1.0%  Alcatel Alsthom, ADR.....................         199,916       3,198,656
                                       Hitachi..................................          53,000         494,514
                                       Hongkong Electric........................         100,000         332,277
                                       Mabuchi Motor............................           7,000         352,570
                                       Murata Manufacturing.....................          15,400         512,225
                                       QPL International........................          55,000          42,666
                                       Siemens..................................           7,000         329,332
                                       Toshiba..................................          60,000         377,365
                                                                                                    ------------
                                                                                                       5,639,605
                                                                                                    ------------

                         Energy--6.8%  British Petroleum, ADR...................          35,600       5,032,950
                                       Coastal..................................          50,800       2,482,850
                                       Dresser Industries.......................         118,900       3,685,900
                                       ENI S.p.A, ADR...........................           6,500         335,563
                                       Elf Aquitaine............................           3,193         290,569
                                       Elf Aquitaine, ADR.......................         186,158       8,423,650
                                       Exxon....................................          54,000       5,292,000
                                       Fletcher Challenge Energy................          65,000         188,202
                                       Mobil....................................          40,600       4,963,350
                                       Petronas Dagangan Berhad.................          20,000          51,475
                                       Repsol...................................           8,000         306,697
                                       Repsol, ADR..............................           7,000         266,875
                                       Tosco....................................          43,626       4,470,562
                                       Ultramar Diamond Shamrock................          78,800       2,492,050
                                       YPF Sociedad Anonima, ADR................          19,000         479,750
                                                                                                    ------------
                                                                                                      38,762,443
                                                                                                    ------------

            Financial Services--19.6%  AMMB Holdings Berhad.....................           6,000          50,366
                                       Aetna....................................         141,400      11,312,000
                                       Allmerica Financial......................          80,100       2,683,350
                                       Allstate.................................         125,600       7,269,100
                                       American Express.........................          88,000       4,972,000
                                       American International...................          27,050       2,928,163
                                       Bancorp Hawaii...........................          61,200       2,570,400
                                       Bank of Boston...........................         121,390       7,799,308
                                       BankAmerica..............................          80,430       8,022,892
                                       CIGNA....................................          57,200       7,814,950
                                       Chubb....................................          97,000       5,213,750
                                       Commonwealth Bank of Australia...........           1,437          13,755
                                       Credit Saison............................          25,000         559,395
                                       Dean Witter, Discover & Co...............          84,000       5,565,000
                                       Equitable Cos............................         175,100       4,311,838
                                       Everest Reinsurance......................         138,200       3,973,250
                                       Great Western Financial..................          86,300       2,502,700
                                       Grupo Financiero Inbursa.................          20,000          68,231

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
      Financial Services (continued)   ING Groep................................           4,992      $  179,637
                                       ITT Hartford.............................          53,100       3,584,250
                                       Kansas City Southern Industries..........          55,200       2,484,000
                                       MBF Capital Berhad.......................          28,000          45,456
                                       Morgan (JP) & Co.........................          35,800       3,494,975
                                       NationsBank..............................          78,000       7,624,500
                                       Nichiei..................................           4,500         332,397
                                       Republic New York........................          47,000       3,836,375
                                       SAFECO...................................         138,800       5,473,925
                                       State Bank of India, ADR.................           3,300(a)       57,321
                                       Washington Mutual........................         159,860       6,923,936
                                                                                                    ------------
                                                                                                     111,667,220
                                                                                                    ------------

       Foods & Related Products--1.0%  Danone...................................           2,588         360,525
                                       Devro....................................          27,500         126,682
                                       Goodman Fielder..........................          69,635          86,361
                                       Henkel KGaA..............................             700(a)       33,524
                                       Kao......................................          45,000         524,838
                                       Nestle...................................             225         241,018
                                       PT Sari Husada...........................           8,000          52,159
                                       Pick Szeged, ADR.........................           1,000(a,b)     58,500
                                       Tablex...................................          10,000          28,535
                                       Unilever NV, ADR.........................          23,500       4,118,375
                                       Universal Robina.........................          90,000          50,475
                                                                                                    ------------
                                                                                                       5,680,992
                                                                                                    ------------

         Forest & Paper Products--.1%  Amcor....................................          28,900         185,872
                                       Aracruz Celulose, ADR....................           7,200          59,400
                                       Koninklijke KNP..........................          10,000         218,108
                                       Smith (David S.).........................          55,925         298,807
                                                                                                    ------------
                                                                                                         762,187
                                                                                                    ------------

                    Health Care--7.3%  Allergan.................................         160,000       5,700,000
                                       Baxter International.....................          97,900       4,013,900
                                       Biomet...................................         144,000       2,178,000
                                       Bristol-Myers Squibb.....................          57,800       6,285,750
                                       Novartis.................................          76,046       4,287,094
                                       OrNda Healthcorp.........................          30,500(a)      892,125
                                       Pharmacia & Upjohn.......................         199,000       7,885,375
                                       Progressions Health Systems..............          69,060(a)        2,072
                                       Schering Plough..........................          72,500       4,694,375
                                       Tenet Healthcare.........................         122,000(a)    2,668,750
                                       Watson Pharmaceuticals...................          56,000(a)    2,516,500
                                       Yamanouchi Pharmaceutical................          15,000         308,423
                                                                                                    ------------
                                                                                                      41,432,364
                                                                                                    ------------

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
           Industrial Components--.1%  Leader Universal Holdings Berhad.........          30,000       $  62,958
                                       Minebea..................................          40,000         334,514
                                                                                                    ------------
                                                                                                         397,472
                                                                                                    ------------

                       Insurance--.1%  Bangkok Insurance........................           1,600          22,706
                                       Dai-Tokyo Fire & Marine Insurance........          75,000         398,488
                                       Pacific & Orient Berhad..................          25,000          60,384
                                       Zurich Versicherungs.....................           1,200         332,762
                                                                                                    ------------
                                                                                                         814,340
                                                                                                    ------------

                    Leisure Time--.0%  Harbour Centre Development...............          50,000          73,696
                                                                                                    ------------

                       Machinery--.3%  Far East Levingston Shipbuilding.........          57,000         297,214
                                       GEA......................................           1,000         305,646
                                       Laird....................................          45,000         306,709
                                       Mitsubishi Heavy Industries..............          60,000         476,890
                                       Scania AB 'A', ADR.......................           2,250          54,281
                                       Scania AB 'B', ADR.......................           2,250          54,281
                                       Scapa....................................          50,862         213,833
                                       Sulzer...................................             420         242,013
                                                                                                    ------------
                                                                                                       1,950,867
                                                                                                    ------------

                   Merchandising--.1%  Companhia Brasileira de Distribuicao
                                         Grupo Pao de Acucar, ADR...............           2,000          35,250
                                       Disco, ADR...............................           2,200          62,150
                                       Ito-Yokado...............................          10,000         435,421
                                       Magazine Zum Globus......................             450         207,305
                                                                                                    ------------
                                                                                                         740,126
                                                                                                    ------------

                          Metals--.1%  Companhia Vale do Rio Doce, ADR..........           3,500          67,375
                                       Malayawata Steel Berhad..................          27,000          50,889
                                       Pohang Iron & Steel, ADR.................           3,000          60,750
                                       RTZ......................................          30,263         486,122
                                       Tubes de Acero de Mexico, ADR............           2,600(a)       41,275
                                                                                                    ------------
                                                                                                         706,411
                                                                                                    ------------

         Miscellaneous Materials--.1%  Bunzl....................................          95,871         382,537
                                       Cristalerias de Chile, ADR...............           3,300          60,225
                                       Empaques Ponderosa.......................         102,000(a)       62,998
                                                                                                    ------------
                                                                                                         505,760
                                                                                                    ------------

                  Multi Industry--.8%  ALFA.....................................          10,558          48,673
                                       BTR......................................         103,685         504,272
                                       First Philippine.........................          20,000          45,627

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
          Multi Industry (continued)   Hanson, ADR..............................         460,000     $ 3,105,000
                                       Hunter Douglas...........................           5,083         342,591
                                       Malbak...................................          10,000          43,813
                                       Orkla....................................           3,000         190,207
                                                                                                    ------------
                                                                                                       4,280,183
                                                                                                    ------------

                     Real Estate--.1%  Cheung Kong..............................          33,000         293,328
                                       Empire East Land.........................         120,000(a)       54,753
                                       IOI Properties Berhad....................          20,000          64,938
                                                                                                    ------------
                                                                                                         413,019
                                                                                                    ------------

                      Recreation--.0%  Sankyo...................................           8,000         234,298
                                       Yue Yuen Industrial......................         374,000         142,647
                                                                                                    ------------
                                                                                                         376,945
                                                                                                    ------------

                     Technology--5.3%  Digital Equipment........................         107,200(a)    3,899,400
                                       General Instrument.......................         110,100(a)    2,380,913
                                       KLA Instruments..........................          55,000(a)    1,952,500
                                       Lucent Technologies......................         104,154       4,817,122
                                       National Semiconductor...................         166,600(a)    4,060,875
                                       Quantum..................................          62,500(a)    1,789,062
                                       Scientific-Atlanta.......................         160,000       2,400,000
                                       Seagate Technology.......................          93,400(a)    3,689,300
                                       Silicon Graphics.........................         206,400(a)    5,263,200
                                                                                                    ------------
                                                                                                      30,252,372
                                                                                                    ------------

              Telecommunications--.4%  Cable & Wireless, ADR....................          15,000         369,375
                                       Compania de Telecomucicaciones, ADR......             500          50,563
                                       Koor Industries..........................             500(a)       43,623
                                       Korea Mobile Telecommunications, ADR.....           5,253          67,632
                                       Portugal Telecom, ADR....................           1,700          48,025
                                       Royal PTT Nederland, ADR.................           6,778         256,717
                                       Stet, Di Risp............................         155,000         522,997
                                       Tele Danmark, ADR........................          11,000         299,750
                                       Telecomunicacoes Brasileiras, ADR........           1,200          91,800
                                       Telefonica de Argentina..................          26,400          69,182
                                       Telefonica del Peru, ADR.................           5,000          94,375
                                       Telefonos de Mexico......................         120,000         197,540
                                       Telefonos de Mexico, ADR.................           3,000          99,000
                                                                                                    ------------
                                                                                                       2,210,579
                                                                                                    ------------

                 Transportation--1.2%  Air New Zealand..........................          59,818         162,215
                                       CSX .....................................          46,000       1,943,500
                                       Singapore Airlines.......................           8,000          72,571
                                       Transportacion Maritima, ADR.............           7,800          40,950

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
          Transportation (continued)   Union Pacific............................          68,300     $ 4,106,538
                                       Yamato Transport.........................          38,500         399,136
                                                                                                    ------------
                                                                                                       6,724,910
                                                                                                    ------------

                     Utilities--10.4%  AT&T.....................................         138,000       6,003,000
                                       CMS Energy...............................         121,800       4,095,525
                                       Central Costanera, Cl. B.................          15,000          45,909
                                       Companhia Energentina de Minas Gerais, ADR          2,900          98,600
                                       Entergy..................................          95,000       2,636,250
                                       GTE......................................         100,000       4,550,000
                                       Gas Y Electridad.........................           6,000         383,372
                                       Illinova.................................         197,100       5,420,250
                                       Korea Electric Power, ADR................           3,300          67,650
                                       MCI Communications.......................         242,700       7,933,256
                                       NYNEX....................................          95,600       4,600,750
                                       New England Electric System..............          80,000       2,790,000
                                       Pinnacle West Capital....................          81,000       2,571,750
                                       Powergen.................................          57,825         568,405
                                       Sprint...................................         137,200       5,470,850
                                       360 (Degrees) Communications.............         252,800       5,846,000
                                       Tenaga Nasional Berhad...................           9,000          43,120
                                       Unicom...................................         196,900       5,340,913
                                       VEBA.....................................           6,000         346,528
                                       Viag.....................................             800         313,563
                                                                                                    ------------
                                                                                                      59,125,691
                                                                                                    ------------
                                       TOTAL COMMON STOCKS
                                         (cost $468,038,758)....................                    $550,834,388
                                                                                                    ============

Preferred Stocks--.0%
--------------------------------------------------------------------------------
                      Appliances--.0%  Brasmotor ...............................             200    $     55,534
                                                                                                    ------------

                         Banking--.0%  Banco Itau...............................             200          86,622
                                                                                                    ------------

              Building Materials--.0%  Companhia Cimento Portland Itau..........             200          70,254
                                                                                                    ------------

              Telecommunications--.0%  Ericsson Telecomunicacoes................           4,400          67,800
                                                                                                    ------------
                                       TOTAL PREFERRED STOCKS
                                         (cost $265,405)........................                    $    280,210
                                                                                                    ============


Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Convertible Preferred Stocks--.1%                                                        Shares        Value
--------------------------------------------------------------------------------        --------    ------------
                          Energy--.0%  Petroleo Brasileiro......................             300    $     47,931
                                                                                                    ------------

        Foods & Related Products--.1%  Henkel KGaA-Vorzug.......................           7,800         391,266
                                                                                                    ------------

              Telecommunications--.0%  Philippine Long Distance Telecommunications, ADR    1,200          61,200
                                                                                                    ------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                         (cost $439,212)........................                    $    500,397
                                                                                                    ============


                                                                                         Principal
Short-Term Investments--1.7%                                                               Amount
---------------------------------------------------------------------------------       ----------
                   Commercial Paper;   General Electric Corporation,
                                         7.10%, 1/2/97
                                         (cost $9,353,000)......................     $ 9,353,000    $  9,353,000
                                                                                                    ============

TOTAL INVESTMENTS (cost $478,096,375)...........................................            98.4%   $560,967,995
                                                                                         =======    ============
CASH AND RECEIVABLES (NET)......................................................             1.6%   $  9,360,342
                                                                                         =======    ============
NET ASSETS......................................................................           100.0%   $570,328,337
                                                                                         =======    ============

Notes to Statement of Investments:
---------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $170,012 or approximately .03% of net assets.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          December 31, 1996

                                                                                               Cost             Value
                                                                                            ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments       $478,096,375     $560,967,995
                              Cash denominated in foreign currencies...........                1,571,039        1,583,996
                              Receivable for investment securities sold........                                15,825,879
                              Dividends and interest receivable................                                   946,913
                              Receivable for shares of Beneficial Interest subscribed                              12,928
                                                                                                             ------------
                                                                                                              579,337,711



LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   535,313
                              Due to Distributor...............................                                     7,320
                              Cash overdraft due to Custodian..................                                 3,049,203
                              Payable for shares of Beneficial Interest redeemed                                2,712,496
                              Payable for investment securities purchased......                                 2,698,011
                              Trustees' fees payable...........................                                     7,031
                                                                                                             ------------
                                                                                                                9,009,374
                                                                                                             ------------

NET ASSETS.....................................................................                              $570,328,337
                                                                                                             ------------
                                                                                                             ------------

REPRESENTED BY:               Paid-in capital..................................                              $469,617,126
                              Accumulated undistributed investment income--net..                                  225,149
                              Accumulated net realized gain (loss) on investments                              17,599,465
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                               82,886,597
                                                                                                             ------------

NET ASSETS.....................................................................                              $570,328,337
                                                                                                             ------------

                                                  NET ASSET VALUE PER SHARE
                                                  -------------------------
                                                                       Investor      Institutional      Class R
                                                                        Shares           Shares          Shares
                                                                     ------------    ------------      -----------
Net Assets.....................................................      $486,816,123     $71,893,997      $11,618,217
Shares Outstanding.............................................        16,015,108       2,366,163          381,467
NET ASSET VALUE PER SHARE......................................            $30.40          $30.38           $30.46
                                                                           ======          ======           ======

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996

INVESTMENT INCOME
INCOME:                       Cash dividends (net of $267,584 foreign taxes
                                withheld at source)............................              $ 10,230,237
                              Interest.........................................                   600,815
                                                                                             ------------
                                Total Income...................................                               $ 10,831,052


EXPENSES:                     Management fee--Note 2(a).........................                4,593,348
                              Distribution fees--Note 2(b)......................                1,203,950
                              Trustees' fees and expenses--Note 2(c)...........                    63,282
                                                                                             ------------
                                Total Expenses.................................                 5,860,580
                              Less--reduction in management fee due to
                                undertaking--Note 2(a)..........................                 (103,470)
                                                                                             ------------
                                Net Expenses...................................                                  5,757,110
                                                                                                              ------------

INVESTMENT INCOME--NET..........................................................                                 5,073,942
                                                                                                              ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments and
                                foreign currency transactions.................               $101,420,084
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................                   (36,300)
                                                                                             ------------
                                Net Realized Gain (Loss).......................                                101,383,784
                              Net unrealized appreciation (depreciation) on investments
                                and foreign currency transactions.............                                  (5,105,765)
                                                                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                  96,278,019
                                                                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $101,351,961
                                                                                                               ============

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended        Year Ended
                                                                                        December 31, 1996  December 31, 1995
                                                                                        -----------------  -----------------
OPERATIONS:
  Investment income--net.......................................................             $  5,073,942    $  6,286,623
  Net realized gain (loss) on investments.....................................               101,383,784      44,708,361
  Net unrealized appreciation (depreciation) on investments...................                (5,105,765)     80,269,570
                                                                                            ------------    ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               101,351,961     131,264,554
                                                                                            ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares...........................................................                (4,113,567)     (5,652,275)
    Institutional shares......................................................                  (647,083)     (1,170,331)
    Class R shares............................................................                  (124,067)        (20,018)
  Net realized gain on investments:
    Investor shares...........................................................               (80,205,392)    (32,708,062)
    Institutional shares......................................................               (11,721,876)     (6,089,493)
    Class R shares............................................................                (1,866,594)        (14,693)
                                                                                            ------------    ------------

      Total Dividends.........................................................               (98,678,579)    (45,654,872)
                                                                                            ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Investor shares...........................................................               110,377,880      32,376,118
    Institutional shares......................................................                14,132,483      92,766,522
    Class R shares............................................................                11,380,217       3,629,228
  Dividends reinvested:
    Investor shares...........................................................                74,407,664      34,209,203
    Institutional shares......................................................                11,944,449       7,078,027
    Class R shares............................................................                 1,990,968          17,322
  Cost of shares redeemed:
    Investor shares...........................................................             (101,845,407)     (53,537,298)
    Institutional shares......................................................              (30,775,024)     (97,834,686)
    Class R shares............................................................               (1,424,273)      (5,221,642)
                                                                                            ------------    ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                90,188,957      13,482,794
                                                                                            ------------    ------------

        Total Increase (Decrease) in Net Assets...............................               92,862,339       99,092,476

NET ASSETS:
  Beginning of Period.........................................................               477,465,998     378,373,522
                                                                                            ------------    ------------
  End of Period...............................................................              $570,328,337    $477,465,998
                                                                                            ------------    ------------
                                                                                            ------------    ------------
Undistributed investment income--net...........................................             $    225,149    $     35,924
                                                                                            ------------    ------------

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                  Shares
                                                                                  ---------------------------------------
                                                                                       Year Ended          Year Ended
                                                                                    December 31, 1996   December 31, 1995
                                                                                  -------------------   -----------------
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
  Shares sold..............................................................                3,375,086          1,133,898
  Shares issued for dividends reinvested...................................                2,435,917          1,141,448
  Shares redeemed..........................................................               (3,126,844)        (1,888,328)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                2,684,159            387,018
                                                                                          ==========         ==========
  Institutional Shares
  Shares sold..............................................................                  430,202          3,304,350
                                                                                          ----------         ----------
  Shares issued for dividends reinvested...................................                  391,174            236,346
  Shares redeemed..........................................................                 (965,361)        (3,450,788)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                 (143,985)            89,908
                                                                                          ==========         ==========
  Class R
  Shares sold..............................................................                  354,824            138,967
  Shares issued for dividends reinvested...................................                   65,018                577
  Shares redeemed..........................................................                  (44,489)          (177,018)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                  375,353            (37,474)
                                                                                          ==========         ==========

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Investor Shares(1)
                                                                 ----------------------------------------------------
                                                                               Year Ended December 31,
                                                                 ----------------------------------------------------
PER SHARE DATA:                                                   1996        1995      1994(2)     1993(3)     1992
                                                                 ------      ------     ------      ------     ------
   Net asset value, beginning of period...............           $30.13      $24.56     $27.80      $25.46     $27.40
                                                                 ------      ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................             .31         .41        .42         .31        .36
   Net realized and unrealized gain (loss)
      on investments..................................             6.03        8.24       (.29)       3.86        .70
                                                                 ------      ------     ------      ------     ------
         Total from Investment Operations.............             6.34        8.65       .13         4.17       1.06
                                                                 ------      ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............            (.30)       (.45)      (.40)       (.30)      (.36)
   Dividends from net realized gain on investments....            (5.77)      (2.63)     (2.97)      (1.53)     (2.64)
                                                                 ------      ------     ------      ------     ------
         Total Distributions..........................            (6.07)      (3.08)     (3.37)      (1.83)     (3.00)
                                                                 ------      ------     ------      ------     ------
   Net asset value, end of period.....................           $30.40      $30.13     $24.56      $27.80     $25.46
                                                                 ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................            21.44%      35.56%       .38%      16.51%      4.03%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             1.13%       1.13%      1.11%       1.15%      1.22%
   Ratio of net investment income
      to average net assets...........................              .96%       1.43%      1.47%       1.13%      1.33%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............              .02%        .02%       .01%        .01%      --
   Portfolio Turnover Rate............................            88.46%      54.42%     73.00%      75.00%     66.00%
   Average commission rate paid(4) ...................           $.0522        --         --          --         --
   Net Assets, end of period (000's Omitted)..........         $486,816    $401,674   $317,868    $349,813   $423,286

------------------------------------------------------------------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail
    Class and effective April 4, 1994 the Retail Class shares were reclassified as
    Investor Shares.
(2) Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment adviser. From April 4, 1994 through October 16,
    1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective
    October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(3) Per share amounts have been calculated using the monthly average share method. (4) For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Institutional Shares
                                                             ----------------------------------------------------

                                                               Year Ended December 31,                Period Ended
                                                             -----------------------------------       December 31,
PER SHARE DATA:                                                1996           1995         1994(1)      1993(2)(3)
                                                              ------         ------        ------       ---------
   Net asset value, beginning of period...........            $30.12         $24.56        $27.80         $25.96
                                                              ------         ------        ------         ------
   Investment Operations:
   Investment income--net..........................             .36             .47           .47            .32
   Net realized and unrealized gain (loss)
      on investments..............................              6.01           8.20          (.31)          3.38
                                                              ------         ------        ------         ------
   Total from Investment Operations...............              6.37           8.67           .16           3.70
                                                              ------         ------        ------         ------
   Distributions:
   Dividends from investment income--net...........             (.34)          (.48)         (.43)          (.33)
   Dividends from net realized gain on investments             (5.77)         (2.63)        (2.97)         (1.53)
                                                              ------         ------        ------         ------
   Total Distributions............................             (6.11)         (3.11)        (3.40)         (1.86)
                                                              ------         ------        ------         ------
   Net asset value, end of period.................            $30.38         $30.12        $24.56         $27.80
                                                              ------         ------        ------         ------
                                                              ------         ------        ------         ------
TOTAL INVESTMENT RETURN...........................             21.57%         35.60%          .49%         14.38%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........             1.03%          1.03%         1.02%           .95%(4)
   Ratio of net investment income
      to average net assets.......................             1.07%          1.53%         1.57%          1.13%(4)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..........              .02%           .02%          .01%           --
   Portfolio Turnover Rate........................            88.46%         54.42%        73.00%         75.00%
   Average commission rate paid(5)................            $.0522           --            --             --
   Net Assets, end of period (000's Omitted)......           $71,894        $75,607       $59,435        $79,656

------------------------------------------------------------------------------
(1) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the
    Fund's investment adviser.  From April 4, 1994 through
    October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(2) On February 1, 1993, the Fund commenced selling Institutional shares.
(3) Per share amounts have been calculated using the monthly average share method.
(4) Not annualized.
(5) For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class R Shares
                                                                        ---------------------------------------

                                                                        Year Ended December 31,     Period Ended
                                                                        ------------------------     December 31,
PER SHARE DATA:                                                             1996          1995        1994(1)(2)
                                                                           ------        ------       ----------
   Net asset value, beginning of period...................                 $30.18        $24.56         $28.45
                                                                           ------        ------         ------
   Investment Operations:
   Investment income--net..................................                   .36           .62            .29
   Net realized and unrealized gain (loss)
      on investments......................................                   6.08          8.16           (.83)
                                                                           ------        ------         ------
   Total from Investment Operations.......................                   6.44          8.78           (.54)
                                                                           ------        ------         ------
   Distributions:
   Dividends from investment income--net...................                  (.39)         (.53)          (.38)
   Dividends from net realized gain on investments........                  (5.77)        (2.63)         (2.97)
                                                                           ------        ------         ------
   Total Distributions....................................                  (6.16)        (3.16)         (3.35)
                                                                           ------        ------         ------
   Net asset value, end of period.........................                 $30.46        $30.18         $24.56
                                                                           ======        ======         ======
TOTAL INVESTMENT RETURN...................................                  21.74%        36.05%         (2.31%)(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets................                    .88%          .88%           .35%(3)
   Ratio of net investment income
      to average net assets...............................                   1.23%         1.93%          .70%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..................                    .02%          .02%           .01%(3)
   Portfolio Turnover Rate................................                  88.46%        54.42%         73.00%
   Average commission rate paid(4)........................                 $.0522            --             --
   Net Assets, end of period (000's Omitted)..............                $11,618          $185         $1,070

------------------------------------------------------------------------------
(1) From August 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October
    17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
(2) On August 4, 1994, the Fund commenced selling Trust shares. Effective October 17, 1994 the Trust shares were reclassified as Class R shares.
(3) Not annualized.
(4) For years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Dreyfus Core Value Fund (the "Fund"). The Fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares:
Investor, Institutional and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund as of April 4, 1994, and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the value of assets and  liabilities
other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (d) Forward currency exchange contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1996, there were no open forward currency exchange contracts.

   (e) Distributions to shareholders: Dividends are recorded on the ex-divided date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. The Manager is also required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). In addition, during the period ended December 31, 1996, the Manager voluntarily agreed to waive its fee by .02% of the value of the Fund's average daily net assets. The reduction in the management fee pursuant to the waiver amounted to $103,470 during the period ended December 31, 1996.

   (b) Distribution plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor and Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares and up to .15% of the value of

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the  average  daily net  assets
attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period ended December 31, 1996, the distribution fee for the Investor shares and Institutional shares were $1,105,214 and $98,736, respectively.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

   (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996 amounted to $446,015,030 and $458,940,931, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $82,871,620, consisting of $91,811,941 gross unrealized appreciation and $8,940,321 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Funds Trust:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

New York, New York
February 14, 1997

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $4.218 per share as a long-term capital gain distribution paid on December 24, 1996 and also designates $.453 per share as a long-term capital gain distribution paid on April 18, 1996.

   The Fund also designates 41.13% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.

Dreyfus Core Value Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                    COREAR9612


DREYFUS SPECIAL GROWTH FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Dreyfus Special Growth Fund suffered a small loss in 1996, including a sharp decline along with the overall market decline during May and June plus a more modest price decline during the fourth quarter for many of the Fund's more aggressive small capitalization holdings. Smaller capitalization indices generally underperformed larger capitalization indices during the May through November period.
    The Dreyfus Special Growth Fund experienced a loss of -2.55% for its Investor Shares and -2.25% for its Class R shares for the 12-month period ended December 31, 1996.* This compared with a total return of 22.95% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") for the same period.**
    The Fund's Board of Trustees has approved, subject to approval by Fund shareholders, an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of assets and liabilities of the Fund to the Dreyfus Aggressive Growth Fund (the "Growth Fund"), another Dreyfus-managed fund, in a tax free exchange for shares of common stock of the Growth Fund, the distribution of shares of the Growth Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").
    It is currently contemplated that shareholders of the Fund will be asked to approve the Plan at a special meeting of shareholders to be held on or about April 7, 1997. If the Plan is approved, the Reorganization will become effective shortly thereafter.
Economic and Market Review
    The economy had a year of solid overall growth in 1996, but the uneven fluctuating economic momentum during the year did significantly impact the financial markets. Early in the first quarter, slow growth followed a weak late 1995 economy, during which interest rates declined slightly. The slight acceleration of economic growth and rising earnings expectations late in the first quarter boosted investor confidence. A broad-based stock market rally occurred as the best possible combination of solid growth, low inflation and only a mild interest rate rise lasted for several months. Rising interest in many new initial public stock offerings added to the excitement as investors poured money into equity mutual funds at a record rate.
    In the second quarter, stronger economic growth and rising commodity prices contributed to a further rise in interest rates and increased investor fears of an official rise in interest rates by the Federal Reserve Board. During June and July the fears of additional rising inflation and interest rates caused a sharp two-month decline in stock prices. Major stock price indices, like the S&P 500, declined 8% to 10% from their highs and more volatile over-the-counter and smaller capitalization indices fell 15% to 20% from previous record high levels.
    When economic momentum broadly slowed during the summer, commodity price inflation and interest rates peaked, and began to decline in early August. The stock market began its recovery rally in August and reached broad new record high levels early in the fourth quarter. Large capitalization shares led the record-breaking rally as investors seemed to prefer shares in higher-confidence, more liquid and less volatile investments with strong earnings growth prospects. The lingering fear of another jump in interest rates seemed to scare off interest in more volatile smaller capitalization shares, including initial public offerings.
    Some rise in economic growth late in the fourth quarter encouraged investors that solid growth, stable interest rates and rising earnings growth expectations would continue into 1997, providing more fuel for the bullish equity market. Positive news announcements including strong earnings growth and numerous positive new product introductions and new 1997-1998 business opportunities were the most important catalysts for rising investor expectations that boosted stock prices during the last five months of 1996 and during the early days in 1997.

Portfolio Focus
    The Fund increased its emphasis on small capitalization and microcap shares during the year consistent with a strategy to focus on the fastest-growing companies that we believe will provide above-average long-term investment returns. Smaller-capitalization shares generally outperformed the rising overall market during February through May, but then declined more sharply than the overall market during the June-July market correction and lagged during the market recovery before year end as investor confidence in smaller companies was hurt by fears of higher interest rates. Only as late as in December did many Fund holdings show improving performance as positive company news announcements and expectations of strong 1997 earnings growth finally began to favorably affect smaller company stocks.
    As the year ended, the Fund was underweighted, compared to the S&P 500, in Consumer Durables and Consumer Nondurables, Retail Trade, Finance and Utilities. The Fund's weightings were greater than those in the S&P 500 in the following sectors: Technology, Health Services, Health Care Technology, and Energy Services. During the June through November period, underperformance by the Fund's overweighted health care and technology holdings combined with the Fund's underweighting in the outperforming consumer and finance sectors contributed to overall Fund underperformance.
    At the end of the year, the Fund's five largest holdings and their percentage of the total portfolio value were Ultrafem 8.4%, McAfee Associates 7.4%, Quintel Entertainment 5.4%, Varco International 4.8% and Cinar Films, Cl.B. 4.7%.
    Ultrafem suffered a price setback, though not enough to cancel out our gains in this holding. Quintel and Cinar also gave up some of their previous gains and there was a decline in another of our holdings, Fuisz Technologies.
    For the longer term, we continue to have great confidence in small capitalization and microcap stocks with strong expected revenue and earnings growth trends over a forward-looking one to two-year time frame.
                              Sincerely,

                          [Michael L. Schonberg signature logo]

                              Michael L. Schonberg
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS SPECIAL GROWTH FUND                            DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SPECIAL GROWTH FUND INVESTOR SHARES AND THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$105,728
Standard & Poor's 500
Composite Stock Price
Index*
$65,445
Dreyfus Special Growth
Fund (Investor Shares)
(years shown above are as of December 31)
*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
                       Investor Shares                                              Class R Shares
-------------------------------------------------------         ------------------------------------------------------
Period Ended 12/31/96                                           Period Ended 12/31/96
---------------------                                           -------------------
1 Year                                               (2.55%)     1 Year                    (2.25%)
5 Years                                               9.50       From Inception           (2/1/93)               5.10
10 Years                                             10.39
From Inception (5/3/82)                              13.67

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Investor shares of Dreyf us Special Growth Fund on 5/3/82 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/82 is used as the beginning value on 5/3/82. All dividends and capital gain distributions are reinvested. Performance for Class R shares will vary from the performance of Investor shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS SPECIAL GROWTH FUND
STATEMENT OF INVESTMENTS                                                                           DECEMBER 31,1996
Common Stocks_97.7%                                                                            Shares                 Value
                                                                                               ------                 ------
  Commercial Services_7.0%           Correctional Services                                     60,000 (a)      $     862,500
                                     Quintel Entertainment..................                  320,000 (a)          3,000,000
                                                                                                                      _____
                                                                                                                   3,862,500
                                                                                                                      _____
  Consumer Durables_1.5%             Diamond Home Services                                     30,000 (a)            825,000
                                                                                                                      _____
  Consumer Non-durables_8.4%         Ultrafem...............................                  265,000 (a)          4,637,500
                                     Vista 2000.............................                  310,000 (a)             19,220
                                                                                                                      _____
                                                                                                                   4,656,720
                                                                                                                      _____
  Consumer Services_8.0%             Alma International.....................                  300,000 (a)            624,000
                                     Casino Data Systems....................                  100,000 (a)            687,500
                                     Cinar Films, Cl. B.....................                  100,000 (a)          2,600,000
                                     Metromedia International Group.........                   50,000 (a)            493,750
                                                                                                                      _____
                                                                                                                   4,405,250
                                                                                                                      _____
  Electronic Technology_5.9%         Larson Davis...........................                   40,000 (a)            470,000
                                     MRV Communications.....................                  100,000 (a)          2,175,000
                                     Personal Computer Products.............                  125,000 (a)            136,719
                                     TSL Holdings...........................                       10 (a)              __
                                     Tridex.................................                   37,500 (a)            482,812
                                                                                                                      _____
                                                                                                                   3,264,531
                                                                                                                      _____
  Finance_3.6%                       Hooper Holmes..........................                  114,800              1,994,650
                                                                                                                      _____
  Health Services_10.9%              Complete Management....................                  175,000 (a)          2,253,125
                                     Core...................................                  182,500 (a)          1,596,875
                                     OMEGA Health Systems...................                   70,000 (a)            463,750
                                     OnGard Systems.........................                  200,000 (a)            600,000
                                     OncorMed...............................                  100,000 (a)            481,250
                                     Pace Health Management Systems.........                  200,000 (a)            600,000
                                                                                                                      _____
                                                                                                                   5,995,000
                                                                                                                      _____
  Health Technology_13.0%            Fuisz Technologies.....................                  180,000 (a)          1,417,500
                                     MacroChem..............................                  300,000 (a)          1,950,000
                                     ONCOR..................................                  230,000 (a)            905,625
                                     Protein Design Labs....................                   70,000 (a)          2,555,000
                                     VIMRx Pharmaceuticals..................                  100,000 (a)            337,500
                                                                                                                      _____
                                                                                                                   7,165,625
                                                                                                                      _____
  Industrial Services_11.1%          Commodore Applied Technologies.........                  200,000 (a)          1,000,000
                                     Commodore Applied Technologies (Warrants)                 50,000 (a)             68,750
                                     Global Marine..........................                  115,000 (a)          2,371,875
                                     Varco International....................                  115,000 (a)          2,659,375
                                                                                                                      _____
                                                                                                                   6,100,000
                                                                                                                      _____
  Process Industries_3.3%            Chromatics Color Sciences International.                 230,000 (a)          1,035,000
                                     Ocal....................................                 230,000 (a)            805,000
                                                                                                                      _____
                                                                                                                   1,840,000
                                                                                                                      _____
  Retail Trade_.9%                   CML Group...............................                 150,000                506,250
                                                                                                                      _____

DREYFUS SPECIAL GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31,1996
Common Stocks (continued)                                                                      Shares                 Value
                                                                                               -------                ------
  Technology_22.4%                   Aspen Technology.......................                   25,000 (a)       $  2,006,250
                                     IMNET Systems..........................                   20,000 (a)            485,000
                                     Intellicell............................                   15,000 (a)            110,625
                                     Level 8 Systems........................                   85,000 (a)          1,317,500
                                     McAfee Associates......................                   93,000 (a)          4,092,000
                                     Mercury Interactive....................                  165,000 (a)          2,145,000
                                     Simulation Sciences....................                   19,000 (a)            282,625
                                     TriTeal................................                   70,000 (a)          1,487,500
                                     V-One..................................                   60,000 (a)            435,000
                                                                                                                      _____
                                                                                                                  12,361,500
                                                                                                                      _____
  Utilities_1.7%                     AMNEX..................................                  300,000 (a)            918,750
                                                                                                                      _____
                                     TOTAL COMMON STOCKS
                                       (cost $51,967,036)...................                                     $53,895,776
                                                                                                                      ======

                                                                                              Principal
Short-Term Investments_4.1%                                                                    Amount
                                                                                               ______
  U.S. Treasury Bills:               4.98%, 3/6/97
                                       (cost $2,250,521)....................             $..2,270,000           $  2,249,979
                                                                                                                      ======
TOTAL INVESTMENTS (cost $54,217,557)........................................                   101.8%            $56,145,755
                                                                                               ======                 ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                    (1.8%)         $    (989,920)
                                                                                               ======                 ======
NET ASSETS..................................................................                   100.0%            $55,155,835
                                                                                               ======                 ======

Notes to Statement of Investments:
    (a)  Non-income producing.












SEE NOTES TO FINANCIAL STATEMENTS

DREYFUS SPECIAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                      DECEMBER 31, 1996
                                                                                                          Cost              Value
                                                                                                         ______             ______
ASSETS:                          Investments in securities_See Statement of Investments             $54,217,557        $56,145,755
                                 Cash.......................................                                               139,470
                                 Receivable for shares of Beneficial Interest subscribed                                     2,000
                                 Dividends receivable.......................                                                   166
                                                                                                                            ______
                                                                                                                        56,287,391
                                                                                                                            ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                              70,261
                                 Due to Distributor.........................                                                   402
                                 Payable for investment securities purchased                                             1,058,907
                                 Payable for shares of Beneficial Interest redeemed                                          1,000
                                 Trustees' fees payable.....................                                                   986
                                                                                                                            ______
                                                                                                                         1,131,556
                                                                                                                            ______
NET ASSETS..................................................................                                           $55,155,835
                                                                                                                            ======
REPRESENTED BY:                  Paid-in capital............................                                           $49,337,894
                                 Accumulated net realized gain (loss) on investments                                     3,889,755
                                 Accumulated net unrealized appreciation (depreciation) on
                                       investments and foreign currency transactions                                     1,928,186
                                                                                                                            ______
NET ASSETS..................................................................                                           $55,155,835
                                                                                                                            ======
                                              NET ASSET VALUE PER SHARE
                                            ____________________________
                                                                                                   Investor       Class R
                                                                                                     Shares        Shares
                                                                                                 ____________  ____________
Net Assets..................................................................                      $51,025,050  $  4,130,785
Shares Outstanding..........................................................                        3,089,861       246,210
NET ASSET VALUE PER SHARE...................................................                           $16.51        $16.78
                                                                                                       ======        ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SPECIAL GROWTH FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1996
INVESTMENT (LOSS)
INCOME:                          Interest (net of $65 foreign taxes
                                     withheld at source)....................                     $   113,249
                                 Cash dividends (net of $1,215 foreign taxes
                                     withheld at source)....................                          68,993
                                                                                                       _____
                                       Total Income.........................                                    $      182,242
EXPENSES:                        Management fee_Note 2(a)...................                         734,754
                                 Distribution fee (Investor shares)_Note 2(b)                        149,370
                                 Trustees' fees and expenses_Note 2(c)......                           8,873
                                                                                                       _____
                                       Total Expenses.......................                                           892,997
                                                                                                                        ______
INVESTMENT (LOSS)...........................................................                                          (710,755)
                                                                                                                        ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions (including
                                     option transactions)...................                      $9,542,015
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                             374
                                                                                                       _____
                                       Net Realized Gain (Loss).............                                         9,542,389
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                       (10,640,734)
                                                                                                                        ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (1,098,345)
                                                                                                                        ______
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                     $  (1,809,100)
                                                                                                                        ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SPECIAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended          Year Ended
                                                                                           December 31, 1996   December 31, 1995
                                                                                               ---------          ---------
OPERATIONS:
  Investment (loss)..............................................                          $    (710,755)      $    (397,865)
  Net realized gain (loss) on investments........................                              9,542,389           1,520,806
  Net unrealized appreciation (depreciation) on investments......                            (10,640,734)         18,222,938
                                                                                                  ______              ______
      Net Increase (Decrease) in Net Assets Resulting from Operations                         (1,809,100)         19,345,879
                                                                                                  ______              ______
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gain on investments:
    Investor shares..............................................                             (5,955,227)             __
    Class R shares...............................................                               (479,447)             __
                                                                                                  ______              ______
      Total Dividends............................................                             (6,434,674)             __
                                                                                                  ______              ______
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Investor shares..............................................                             20,726,236          27,132,927
    Class R shares...............................................                              3,471,812           2,905,819
  Dividends reinvested:
    Investor shares..............................................                              5,714,781              __
    Class R shares...............................................                                479,345              __
  Cost of shares redeemed:
    Investor shares..............................................                            (34,007,893)        (43,483,029)
    Class R shares...............................................                             (4,499,800)         (6,009,549)
                                                                                                  ______              ______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                 (8,115,519)        (19,453,832)
                                                                                                  ______              ______
        Total Increase (Decrease) in Net Assets..................                            (16,359,293)           (107,953)
NET ASSETS:
  Beginning of Period............................................                             71,515,128          71,623,081
                                                                                                  ______              ______
  End of Period..................................................                           $ 55,155,835        $ 71,515,128
                                                                                                  ======              ======
ACCUMULATED INVESTMENT (LOSS)....................................                                  __          $    (397,865)
                                                                                                  ______              ______
CAPITAL SHARE TRANSACTIONS:
                                                                                                 Shares              Shares
                                                                                                  ______              ______
  Investor Shares
    --------
  Shares sold....................................................                              1,049,899           1,584,544
  Shares issued for dividends reinvested.........................                                346,420              __
  Shares redeemed................................................                             (1,770,547)         (2,544,847)
                                                                                                  ______              ______
                           Net Increase (Decrease) in Shares Outstanding                        (374,228)           (960,303)
                                                                                                  ======              ======
  Class R Shares
  --------
  Shares sold....................................................                                176,567             168,019
  Shares issued for dividends reinvested.........................                                 28,631               __
  Shares redeemed................................................                               (233,837)           (352,040)
                                                                                                  ______              ______
                           Net Increase (Decrease) in Shares Outstanding                         (28,639)           (184,021)
                                                                                                  ======              ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SPECIAL GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                   Investor Shares
                                                               ______________________________________________________
                                                                               Year Ended December 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1996       1995   1994(1)(2)  1993(1)(3)       1992(1)
                                                                  ---        ---         ----        ---           ---
    Net asset value, beginning of period.........              $19.11     $14.65       $17.97    $ 16.45        $14.59
                                                                  ___        ___         ____        ___           ___
    Investment Operations:
    Investment (loss)(4).........................                (.23)     (.11)         (.09)      (.20)         (.10)
    Net realized and unrealized gain (loss)
      on investments.............................                (.29)      4.57        (3.18)      3.51          3.77
                                                                  ___        ___         ____        ___           ___
    Total from Investment Operations.............                (.52)      4.46        (3.27)      3.31          3.67
                                                                  ___        ___         ____        ___           ___
    Distributions:
    Dividends in excess of investment income_net.                  --         --           --         --          (.19)
    Dividends from net realized gain on investments             (2.08)        --         (.05)     (1.79)        (1.62)
    Dividends in excess of net realized gain on investments        --         --         (.00)(5)     --            --
                                                                  ___        ___         ____        ___           ___
    Total Distributions..........................               (2.08)        __         (.05)     (1.79)        (1.81)
                                                                  ___        ___         ____        ___           ___
    Net asset value, end of period...............              $16.51     $19.11       $14.65     $17.97        $16.45
                                                                  ===        ===          ===        ===           ===
TOTAL INVESTMENT RETURN..........................               (2.55%)    30.44%      (18.22%)    20.01%        26.19%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(6)...                1.40%      1.40%        1.42%      1.73%         1.57%
    Ratio of net investment (loss)
      to average net assets......................               (1.12%)     (.57%)       (.51%)    (1.09%)        (.71%)
    Portfolio Turnover Rate......................              127.23%     68.91%      133.00%     94.00%       112.00%
    Average commission rate paid(7)..............              $.0528         --           --         --            --
    Net Assets, end of period (000's Omitted)....             $51,025    $66,201      $64,839    $83,879       $64,071
    (1)  On February 1, 1993 existing shares of the Fund were designated the
 Retail Class and the Fund began offering the
    Institutional Class and the Investment Class of shares. Effective April
    4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor Shares. The amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail
    Class share outstanding from January 1, 1994 to April 3, 1994, and the performance of an Investor Share outstanding from April 4, 1994 to
    December 31, 1994. The Financial Highlights for the year ended December
    31, 1993 and prior years are based upon a Retail Class share outstanding.
    (2)  Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994
    through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
    (3)  Per share amounts have been calculated using the monthly average share method.
    (4)  Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser, net investment loss for
    the year ended December 31, 1993 would have been ($.21).
    (5)  Amount represents less than $.01 per share.
    (6)  Without voluntary reimbursement of expenses and/or waiver of fees by the investment adviser, the annualized ratio of
    expenses to average net assets for the year ended December 31, 1993 would have been 1.79%.
    (7)  For years beginning January 1, 1996, the Fund is required to disclose its average commission paid per share for
    purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS SPECIAL GROWTH FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Class R Shares
                                                                   --------------------------------------------------
                                                                              Period Ended
                                                                        Year Ended December 31,          December 31,
                                                                    --------------------------------
PER SHARE DATA:                                                          1996     1995   1994(1)(2)      1993(1)(3)
                                                                          ---      ---    --------       ----------
    Net asset value, beginning of period..............                 $19.33   $14.78      $18.06         $17.31
                                                                          ___      ___         ___            ___
    Investment Operations:
    Investment income (loss)_net(4)...................                   (.15)     .03        (.02)          (.10)
    Net realized and unrealized gain (loss)
      on investments..................................                   (.32)    4.52       (3.21)          2.64
                                                                          ___      ___         ___            ___
    Total from Investment Operations..................                   (.47)    4.55       (3.23)          2.54
                                                                          ___      ___         ___            ___
    Distributions:
    Dividends from net realized gain on investments...                  (2.08)      --        (.05)         (1.79)
    Dividends in excess of net realized gain on investments                --       --        (.00)(5)         --
                                                                          ___      ___         ___            ___
    Total Distributions...............................                  (2.08)      --        (.05)         (1.79)
                                                                          ___      ___         ___            ___
    Net asset value, end of period....................                 $16.78   $19.33      $14.78         $18.06
                                                                          ===      ===         ===            ===
TOTAL INVESTMENT RETURN...............................                  (2.25%)  30.79%     (17.91%)        15.78%(6)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(7)........                   1.15%    1.15%       1.15%          1.09%(6)
    Ratio of net investment income (loss)
      to average net assets...........................                   (.87%)   (.31%)      (.24%)         (.50%)(6)
    Portfolio Turnover Rate...........................                 127.23%   68.91%     133.00%         94.00%(6)
    Average commission rate paid(8)...................                 $.0528       --          --             --
    Net Assets, end of period (000's Omitted).........                 $4,131   $5,314      $6,784       $ 14,941
    (1) On February 1, 1993, the Fund commenced selling Investment Class shares. Effective April 4, 1994 the Investment Class
    shares were reclassified as Trust shares and on October 17, 1994 were reclassified as Class R shares.
    (2)Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994,
    through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
    (3) Per share amounts have been calculated using the monthly average share method.
    (4)Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser, net investment loss for
    the period ended December 31, 1993 would have been ($.11).
    (5) Amount represents less than $.01 per share.
    (6) Not annualized.
    (7)Without voluntary reimbursement of expenses and/or waiver of fees by the investment adviser, the ratio of expenses to
    average net assets for the period ended December 31, 1993 would have been
    1.14%.
    (8)For years beginning January 1, 1996, the Fund is required to disclose its average commission paid per share for purchases
    and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SPECIAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the
Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Dreyfus Special Growth Fund (the "Fund"). The Fund's
investment objective is to seek above-average capital growth without regard to income through investments principally in securities of issuers thought to have significant growth potential. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of
Mellon Bank, N.A. ("Mellon Bank").
    The Trust's Board of Trustees has approved, subject to approval by Fund shareholders, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of the
Fund to the Dreyfus Aggressive Growth Fund (the "Growth Fund") in a tax free exchange for shares of common stock of the Growth Fund and the subsequent termination of the Fund (the "Reorganization"). The meeting of Fund shareholders is currently scheduled for April 7, 1997 and, if the Agreement of Plan of Reorganization is approved, the Reorganization will become effective shortly thereafter.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including
Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options)
are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities
transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts
DREYFUS SPECIAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (D) OPTIONS: The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. At
December 31, 1996, there were no put options written outstanding.
    (E) FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the
Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities. At
December 31, 1996, there were no open forward currency exchange contracts.
    (F) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distributio
n requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (G) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    In accordance with Statement of Position 93-2, the Fund reclassed
$1,108,620 to undistributed income and $9,716 to undistributed realized gains to paid-in capital.
NOTE 2_INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management
agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the
Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the
Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees
(including counsel fees) and
DREYFUS SPECIAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (B) DISTRIBUTION PLAN: The Fund has adopted a Distribution Plan (the
"Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The
Class R shares bear no distribution fee. During the period ended December 31,
1996, the distribution fee for the Investor shares was $149,370.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those
Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) TRUSTEES' FEES: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel
Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the
Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.
NOTE 3_SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, option transactions and forward currency exchange contracts, during the period ended December 31, 1996 amounted to
$80,290,769 and $92,795,669, respectively.
    In addition, the following table summarizes the Fund's put options written transactions during the period ended December 31, 1996:
                                                                                                  Options Closed
                                                                                            --------------------------
                                                                                Net
                                                            Number of         Premiums                       Realized
                                                            Contracts         Received          Cost           Gain
                                                           ----------      ------------     ---------        ----------
    OPTIONS WRITTEN:
    Contracts outstanding December 31, 1995.....               _          $         _
    Contracts written...........................             300              254,100
    Contracts closed............................             300              254,100       $  83,250        $170,850
                                                             ---                 ----            ====            ====
    Contracts outstanding December 31, 1996.....               _          $         _
                                                             ===                 ====

    (B) At December 31, 1996, accumulated net unrealized appreciation on investments was $1,928,198, consisting of $14,381,266 gross unrealized appreciation and $12,453,068 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

DREYFUS SPECIAL GROWTH FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS TRUST:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Special Growth Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Special Growth Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick LLP signature logo]

New York, New York
February 14, 1997

DREYFUS SPECIAL GROWTH FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For Federal tax purposes the Fund hereby designates $1.861 per share as a long-term capital gain distribution paid on December 23, 1996. The Fund also designates $.223 per share as a long-term capital gain distribution paid on April 18, 1996.


[Dreyfus lion "d" logo]
DREYFUS SPECIAL GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                       322/722AR9612
[Dreyfus logo]
Special Growth
Fund
Annual Report
December 31, 1996


PREMIER MANAGED INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Managed Income Fund. For its annual reporting period ended December 31, 1996, your Fund paid the following income dividends: approximately $.692 per share for Class A shares, $.611 per share for Class B shares, $.606 per share for Class C shares and $.719 per share for Class R shares. These dividends amount to annualized distribution rates per share of 6.14%, 5.68%, 5.63% and 6.68% for Class A, Class B, Class C and Class R shares, respectively.* During this twelve-month period, the Fund produced total returns of 3.42% for Class A shares, 2.54% for Class B shares, 2.49% for Class C shares and 3.58% for Class R shares.** This compares to a return of 3.63% for the Lehman Brothers Aggregate Bond Index, the Fund's benchmark.***
THE ECONOMY
    Over the reporting period, the economy grew moderately showing little evidence of accelerating inflation despite the robust pace of job creation and the low unemployment rate. Fear of accelerating inflation prompted a sharp rise in long-term interest rates earlier in the year. By year-end, however, long-term rates had fallen by one-half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term rates unchanged.
    Inflation at the consumer level remained in the 3% range; a benign inflation picture exists at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Federal Reserve Board for the lack of accelerating price inflation.
    Despite this sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the decline in mortgage rates spurred the housing market at year-end. Existing home sales increased in November for the first time in six months. New housing starts also rose sharply, with the late-year increase the largest monthly rise since July 1995. Job growth has eased over recent months, with the monthly increase in non-farm payrolls at about half the rate earlier in the year.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board (a private research group) that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year, with both factory orders and industrial production rising moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods (those items intended to last three or more years) showed a surprising 1.6% decline in November. This marked the first month-to-month drop in durable good orders since August.
    Last year, low inflation and moderate economic growth stayed the Federal Reserve Board's hand from raising interest rates. With the economy now in its sixth year of expansion, we remain particularly alert to signs of a maturing business cycle and the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    The strong fixed-income returns of 1995 did not carry over into 1996, which was a year plagued by volatility. Overall, the yield on the benchmark 30-year Treasury ended the year at 6.64%, 72 basis points higher than its level at the beginning of the year. The bond market declined in February as the prospect for a balanced budget amendment dimmed and economic data suggested possible inflationary pressures. From March through September, the rates on long-term Treasuries fluctuated between 6.8% and 7.2% as investors reacted to economic data that provided mixed signals regarding inflation. In September, the Fed surprised investors with its decision not to raise interest rates. This sparked a brief rally which brought rates down from over 7% in early September to 6.35% at the end of November. Comments by Federal Reserve Board Chairman Alan Greenspan in early December shook the financial markets. The fixed-income market interpreted his comments as a change in the economic viewpoint of the Federal Reserve and as a warning that a tighter monetary policy may be on the horizon.
    During the Fund's reporting period, the Fund has found value in specific parts of the corporate and mortgage sectors. In particular, the finance sector has offered excellent relative value. Valuations in the mortgage sector appear attractive given our overall view that interest rates will remain in a trading range or trend slightly higher. Accordingly, at year-end we increased our allocation in the mortgage sector. We have maintained our position in high-yield securities and continue to see investment opportunity in the below-investment grade sector for companies with improving credit characteristics. We intend to continue to focus on security selection across all sectors as the primary method to add value in this investment environment.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                       [ Arthur J. MacBride signature logo]
                              Arthur J. MacBride
                              Portfolio Manager
January 15, 1997
New York, N.Y.

* Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price in the case of Class A shares or the net asset value per share in the case of Class B, Class C and Class R shares at the end of the period. **Total return includes reinvestment of dividends and any capital gains paid without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
***    SOURCE: LEHMAN BROTHERS - The Lehman Brothers Aggregate Bond Index is
a widely accepted index of corporate, government and government agency debt instruments.


PREMIER MANAGED INCOME FUND                   DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER MANAGED INCOME FUND CLASS A SHARES AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

$22,547
Lehman Brothers
Aggregate Bond Index*
Dollars
$20,595
Premier Managed
Income Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                        Class A Shares                                                         Class B Shares
_________________________________________________________________     ___________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return       Deferred Sales
                         % Return Without       Maximum Initial                                 Assuming No       Charge Upon
Period Ended 12/31/96     Sales Charge        Sales Charge (4.5%)      Period Ended 12/31/96    Redemption        Redemption*
______________________    ____________        __________________       _____________________    ___________      ______________
1 Year                      3.42%                  (1.22)%            1 Year                       2.54%            (1.33)%
5 Years                     7.47                    6.49              From Inception (12/19/94)    8.89              7.53
10 Years                    7.99                    7.49
                        Class C Shares                                              Class R Shares
_________________________________________________________________     ___________________________________________________________
                                          % Return Reflecting
                                         Applicable Contingent
                            % Return       Deferred Sales
                            Assuming        Charge Upon
Period Ended 12/31/96    No Redemption       Redemption**              Period Ended 12/31/96
______________________   _____________      _______________            _____________________
1 Year                       2.49%             1.53%                  1 Year                     3.58%
From Inception (12/19/94)    8.86              8.86                   From Inception (2/1/93)    7.05

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier Managed Income Fund on 12/31/86 to a $10,000 investment made in the Lehman Brothers Aggregate Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
Premier Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS                                                                             DECEMBER 31, 1996
                                                                                             Principal
Convertible Subordinated Debentures-.8%                                                        Amount                 Value
                                                                                             __________           ____________
      Foreign;                       Rogers Communications,
                                       2%, 2005.............................
                                       (cost $724,876)......................                $  1,405,000           $  779,775
                                                                                                                 _____________
Bonds and Notes-99.0%
     Aircraft & Aerospace-.7%        BE Aerospace,
                                       Sr. Sub. Notes, 9 7/8%, 2006.........                     300,000               316,500
                                     K&F Industries,
                                       Sr. Sub. Notes, 10 3/8%, 2004........                     320,000               339,200
                                                                                                                 _____________
                                                                                                                      655,700
                                                                                                                 _____________
     Banking-5.5%..                  First National Bank of Boston,
                                       Sub. Notes, 7 3/8%, 2006.............                     758,000               770,609
                                     First Nationwide Holdings,
                                       Sr. Sub. Notes, 10 5/8%, 2003........                     350,000 (a)           379,750
                                     First Security,
                                       Sr. Notes, 6 7/8%, 2006..............                     670,000               655,726
                                     First USA Bank,
                                       Medium-Term Notes, 8.10%, 1997.......                     710,000               711,950
                                     First Union Institutional Capital II,
                                       Gtd. Capital Securities, 7.85%, 2027.                     445,000 (a)           440,939
                                     Fleet Financial Group,
                                       Sub. Notes, 7 1/8%, 2006.............                     400,000               399,382
                                     NationsBank,
                                       Sub. Notes, 7 1/2%, 2006.............                     882,000               906,897
                                     Sanwa Business Credit,
                                       Notes, 7 1/4%, 2001..................                     925,000 (a)           943,223
                                                                                                                 _____________
                                                                                                                     5,208,476
                                                                                                                 _____________
     Broadcasting & Media-2.8%       Cablevision Systems,
                                       Sr. Sub. Notes, 9 7/8%, 2006.........                     125,000               128,906
                                     Century Communications,
                                       Sr. Notes, 9 1/2%, 2000..............                     600,000               619,500
                                     Comcast,
                                       Sr. Sub. Deb., 9 3/8%, 2005..........                     400,000               417,000
                                     JCAC (Gtd. by Jacor Communications),
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     400,000               417,000
                                     LodgeNet Entertainment,
                                       Sr. Notes, 10 1/4%, 2006.............                     600,000 (a)           600,750
                                     News America Holdings,
                                       Gtd. Sr. Notes, 8 5/8%, 2003.........                     365,000               392,399
                                     Tele-Communications,
                                       Medium-Term Notes, 7.13%, 1998.......                     100,000              100,594
                                                                                                                 _____________
                                                                                                                    2,676,149
                                                                                                                 _____________
     Building &
        Construction-.1%             American Standard,
                                       Sr. Notes, 10 7/8%, 1999.............                     100,000               107,000
                                                                                                                 _____________

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1996
                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount               Value
                                                                                               _________             _________
     Consumer-5.4%                   CPC International,
                                       Medium-Term Notes, Ser. D, 6 7/8%, 2003             $     875,000            $  885,088
                                     E&S Holdings,
                                       Sr. Sub. Notes, 10 3/8%, 2006........                     400,000 (a)           420,500
                                     Federated Department Stores,
                                       Sr. Notes, 8 1/8%, 2002..............                     125,000               128,164
                                     International Semi-Tech Microelectronics,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 2000....................                  450,000 (b)             293,625
                                     Loewen Group International,
                                       Gtd. Sr. Notes, Ser. I, 7 1/2%, 2001.                     200,000              199,976
                                     Muzak L.P./Capital,
                                       Sr. Notes, 10%, 2003.................                     400,000              411,000
                                     Prime Succession Acquisition,
                                       Sr. Sub. Notes, 10 3/4%, 2004........                     130,000 (a)          141,375
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 1998....................                     400,000              349,000
                                     Rite Aid,
                                       Notes, 6.70%, 2001...................                     200,000              199,939
                                     Safeway,
                                       Sr. Sub. Deb., 9.65%, 2004...........                     150,000              168,376
                                     Sears Roebuck Acceptance,
                                       Medium-Term Notes:
                                            Ser. I, 5.60%, 1998                                  535,000              530,105
                                            Ser. I, 5.71%, 2001                                  305,000              296,138
                                            Ser. II, 6.69%, 2001                                 930,000              934,635
                                     Southland,
                                       Sr. Sub. Deb., 5%, 2003..............                     250,000              208,125
                                                                                                                 _____________
                                                                                                                    5,166,046
                                                                                                                 _____________
     Energy-2.4%                     Chesapeake Energy,
                                       Sr. Notes, 9 1/8%, 2006..............                     726,000              756,855
                                     Flores & Rucks,
                                       Sr. Sub. Notes, 9 3/4%, 2006.........                     500,000              531,250
                                     Gulf Canada Resources Ltd.,
                                       Sr. Sub. Deb., 9 5/8%, 2005..........                     400,000              435,000
                                     HS Resources,
                                       Sr. Sub. Notes, 9 1/4%, 2006.........                     205,000 (a)          210,638
                                     NorAm Energy,
                                       Notes, 7 1/2%, 2000..................                     100,000              102,833
                                     Norcen Energy Resources Ltd.,
                                       Deb., 7 3/8%, 2006...................                     165,000              167,256
                                     Oryx Energy,
                                       Notes, 10%, 2001.....................                     80,000                87,783
                                                                                                                 _____________
                                                                                                                    2,291,615
                                                                                                                 _____________
     Finance-9.6%                    Aetna/Travelers Life and Casualty,
                                       Notes, 6 3/4%, 2001..................                     380,000              382,033



PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
                                                                                             Principal
Bonds and Notes (continued)                                                                    Amount                Value
                                                                                            ____________         ____________
     Finance (continued)             Associates Corp. of North America, Sr. Notes:
                                       6 5/8%, 2001.........................               $     280,000           $  280,538
                                       6 3/4%, 2001.........................                     225,000              226,313
                                       6 3/4%, 2001.........................                     210,000              211,350
                                     Dollar Financial Group,
                                       Sr. Notes, 10 7/8%, 2006.............                     300,000 (a)          310,500
                                     GMAC,
                                       Notes, 6 7/8%, 2001..................                     780,000              784,689
                                     H.F. Ahmanson & Co.,
                                       Medium-Term Notes, Ser. A, 7.65%, 2000                    630,000              651,908
                                     Lehman Brothers,
                                       Sr. Sub. Notes, 6 1/8%, 2001.........                     400,000              389,789
                                     Lehman Brothers Holdings:
                                       Medium-Term Notes:
                                          Ser. D, 6 1/8%, 1998                                   230,000              228,426
                                          Ser. E, 6.65%, 1998                                    615,000              617,867
                                       Notes, 7 1/4%, 2003..................                     345,000              346,487
                                     Lincoln National,
                                       Deb., 7 1/4%, 2005...................                     770,000              772,584
                                     McDonnell Douglas Financial Services,
                                       Medium-Term Notes, Ser. B, 6.53%, 1998                    245,000 (a)          245,803
                                     Merrill Lynch & Co.,
                                       Notes, 7 3/8%, 2006..................                     670,000              684,908
                                     Paine Webber Group,
                                       Medium-Term Sr. Notes, Ser. C, 7.31%, 2000              1,093,000            1,110,189
                                       Notes, 7 5/8%, 2008..................                     445,000              448,293
                                     Prudential Insurance Company of America,
                                       Surplus Notes, 7.65%, 2007...........                     117,000 (a)          119,705
                                     Smith Barney Holdings, Notes:
                                       7 7/8%, 1999.........................                   1,000,000            1,036,126
                                       7 1/8%, 2006.........................                     325,000              324,274
                                                                                                                 _____________
                                                                                                                    9,171,782
                                                                                                                 _____________
     Finance/
       Asset Backed-6.8%             Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A-1C, 7.04%, 2026                    780,000              781,584
                                     Capita Equipment Receivables Trust,
                                       Receivable-Backed Notes,
                                       Ser. 1996-1, Cl. A-3, 6.11%, 1999....                   1,190,000            1,191,859
                                     Centrex Auto Trust,
                                       Asset Backed Notes,
                                       Ser. 1996-B, Cl. A, 6.15%, 2004......                     549,000 (a)          547,284
                                     EQCC Home Equity Loan Trust,
                                       Asset Backed Ctfs.:
                                         Ser. 1993-3, 5.15%, 2008                                643,208              612,733
                                         Ser. 1996-1, Cl. A-2, 5.82%, 2009                       627,000              619,996

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  DECEMBER 31, 1996
                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount              Value
                                                                                                __________         __________
        Finance/
          Asset Backed (continued)   Ford Credit Auto Owner Trust,
                                       Asset Backed Notes,
                                       Ser. 1996-A, Cl. A-3, 6 1/2%, 1999...               $     640,000         $    645,715
                                     TMS Home Equity Trust,
                                       Asset Backed Ctfs.:
                                           Ser. 1994-B, Cl. A-4, 7.60%, 2021                     359,000              368,126
                                           Ser. 1994-C, Cl. A-4, 7.80%, 2021                     245,000              252,595
                                           Ser. 1996-C, Cl. A-6, 7.69%, 2024                     637,000              655,065
                                     UACSC Auto Trust,
                                       Automobile Receivable Backed Ctfs.,
                                       Ser. 1996-D, Cl. A-2, 6.17%, 2002....                     808,000              803,798
                                                                                                                 _____________
                                                                                                                    6,478,755
                                                                                                                 _____________
     Foreign-8.0%                    ANZ Banking Group Ltd.,
                                       Sub. Notes, 7.55%, 2006..............                     755,000              782,142
                                     Aegon N.V.,
                                       Sub. Notes, 8%, 2006.................                     972,000            1,035,245
                                     BHP Finance (USA) Ltd.
                                       (Gtd. by Broken Hill Proprietary Ltd.),
                                       Notes, 6.69%, 2006...................                     967,000              945,898
                                     China International Trust and Investment,
                                       Bonds, 6 7/8%, 2003..................                   1,000,000              963,466
                                     Hanson Overseas B.V.,
                                       Gtd. Sr. Notes, 6 3/4%, 2005.........                     619,000              607,391
                                     Malayan Banking Berhad,
                                       Sub. Notes, 7 1/8%, 2005.............                     160,000              159,330
                                     Midland Bank plc,
                                       Sub. Notes, 7 5/8%, 2006.............                     519,000              536,937
                                     People's Republic of China,
                                       Bonds, 7 3/4%, 2006..................                     610,000              624,797
                                     Petroliam Nasional Berhad,
                                       Bonds, 7 5/8%, 2026..................                     890,000 (a)          903,022
                                     Stone-Consolidated,
                                       Sr. Secured Notes, 10 1/4%, 2000.....                     470,000              500,550
                                     Wharf Capital International Ltd.,
                                       Gtd. Notes, 8 7/8%, 2004.............                     490,000              515,634
                                                                                                                 _____________
                                                                                                                    7,574,412
                                                                                                                 _____________
     Hospital Related-1.9%           Genesis Health Ventures,
                                       Sr. Sub. Notes, 9 1/4%, 2006.........                     310,000 (a)          320,075
                                     Integrated Health Services,
                                       Sr. Sub. Notes, 9 5/8%, 2002.........                     400,000              414,000
                                     Tenet Healthcare,
                                       Sr. Notes, 9 5/8%, 2002..............                     620,000              682,000
                                     Universal Health Services,
                                       Sr. Notes, 8 3/4%, 2005..............                     380,000              391,875
                                                                                                                 _____________
                                                                                                                    1,807,950
                                                                                                                 _____________

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1996
                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
                                                                                                __________         __________
     Industrial-8.1%                 ADT Operations,
                                       Gtd. Sr. Notes, 8 1/4%, 2000.........               $     100,000        $     104,458
                                     Building Materials Corp. of America,
                                       Sr. Notes, 8 5/8%, 2006..............                     490,000 (a)          490,000
                                     ConAgra,
                                       Sr. Notes, 7 1/8%, 2006..............                     670,000 (c)          684,267
                                     Goss Graphic Systems,
                                       Sr. Sub. Notes, 12%, 2006............                     175,000              181,125
                                     Iron Mountain,
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     600,000              639,000
                                     Lear Seating,
                                       Sub. Notes, 8 1/4%, 2002.............                     485,000              491,063
                                     Lockheed Martin:
                                       Gtd. Deb., 7 3/4%, 2026..............                   1,235,000            1,289,778
                                       Gtd. Notes, 7 1/4%, 2006.............                     405,000              412,074
                                     Newport News Shipbuilding,
                                       Sr. Notes, 8 5/8%, 2006..............                     300,000 (a)          308,250
                                     Plastic Containers,
                                       Sr. Secured Notes, 10%, 2006.........                     325,000 (a)          334,750
                                     Pohang Iron & Steel, Ltd.,
                                       Notes, 7 3/8%, 2005..................                     845,000              858,051
                                     Rayovac,
                                       Sr. Sub. Notes, 10 1/4%, 2006........                     300,000 (a)          309,000
                                     Safelite Glass,
                                       Sr. Sub Notes, 9 7/8%, 2006..........                     250,000 (a)          258,750
                                     Speedy Muffler King,
                                       Sr. Notes, 10 7/8%, 2006.............                     480,000              517,200
                                     USG,
                                       Sr. Notes, Ser. B, 9 1/4%, 2001......                     400,000               424,986
                                     Valassis Inserts,
                                       Sr. Sub. Notes, 9 3/8%, 1999.........                     440,000               451,228
                                                                                                                 _____________
                                                                                                                     7,753,980
                                                                                                                 _____________
     Metals-.8%                      Kaiser Aluminum & Chemical,
                                       Sr. Notes, 10 7/8%, 2006.............                     350,000 (a)          370,125
                                     U.S. Can,
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     350,000 (a)          369,250
                                                                                                                 _____________
                                                                                                                      739,375
                                                                                                                 _____________
     Paper-.7%                               Fort Howard,
                                       Sr. Notes, 9 1/4%, 2001..............                     400,000               417,000
                                     Stone Container,
                                       First Mortgage Notes, 10 3/4%, 2002..                     210,000               222,075
                                                                                                                 _____________
                                                                                                                      639,075
                                                                                                                 _____________
     Railroad-1.2%                   Burlington Northern Railroad Trust,
                                       Pass Through Ctfs.,
                                       Ser. 1996-B, 6.96%, 2009.............                     430,000               432,580

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
                                                                                               ______                ______
     Railroad (continued)            Union Pacific,
                                       Notes, 6.70%, 2006...................               $     715,000        $     696,214
                                                                                                                 _____________
                                                                                                                    1,128,794
                                                                                                                 _____________
     Telecommunications-2.4%         360 Communications,
                                       Sr. Notes, 7 1/8%, 2003..............                     225,000               222,716
                                     MFS Communications,
                                       Sr. Discount Notes, Zero Coupon, 2001                     600,000 (d)          444,750
                                     Paging Network,
                                       Sr. Sub. Notes, 10%, 2008............                     450,000              458,438
                                     Teleport Communications Group,
                                       Sr. Notes, 9 7/8%, 2006..............                     400,000              430,000
                                     Vanguard Cellular Systems,
                                       Sr. Deb., 9 3/8%, 2006...............                     700,000              710,500
                                                                                                                 _____________
                                                                                                                    2,266,404
                                                                                                                 _____________
     Textiles-1.1%                   Dominion Textile (USA),
                                       Gtd. Sr. Notes, 8 7/8%, 2003.........                     400,000              407,000
                                     WestPoint Stevens,
                                       Sr. Notes, 8 3/4%, 2001..............                     615,000              632,681
                                                                                                                 _____________
                                                                                                                    1,039,681
                                                                                                                 _____________
     Utilities-1.4%                  El Paso Electric,
                                     First Mortgage Bonds, Ser. A, 7 1/4%, 1999                  740,000              744,625
                                     Ferrellgas Partners Finance/Partners, L.P.,
                                       Sr. Secured Notes, 9 3/8%, 2006......                     485,000              494,094
                                     Ohio Edison,
                                       First Mortgage Bonds, 8 3/4%, 1998...                     110,000              112,598
                                                                                                                 _____________
                                                                                                                    1,351,317
                                                                                                                 _____________
     U.S. Government
       Agencies-36.2%                Federal National Mortgage Association:
                                       6.097%, 2/1/2031.....................                     493,922 (e)          492,071
                                       6 1/2%, 4/1/2003-5/1/2026............                   3,425,562            3,307,015
                                       7%, 7/1/2003-11/1/2026...............                   9,488,086 (f)        9,433,941
                                       7.43%, 8/1/2006......................                     596,463              604,850
                                       7 1/2%, 10/1/2003-10/1/2011..........                   3,199,562            3,248,458
                                       7.536%, 6/1/2016.....................                     962,474              982,025
                                       8%, 10/1/2010-6/1/2026...............                   5,843,993            5,974,025
                                       9%, 4/1/2025-6/1/2026................                   3,335,116             3,520,559
                                       14 3/4%, 8/1/2012....................                      33,746                38,797
                                       Multifamily REMIC Trust,
                                           Gtd. REMIC Pass-Through Ctfs.,
                                           Ser. 1996-M7, Cl. B, 6.856%, 6/17/2011            320,000 (e)              317,600
                                       Real Estate Mortgage Investment
                                           Conduit Trust, Pass-Through Ctfs.
                                           (Collateralized by FNMA Pass-Through Ctfs.),
                                           Ser. G92-20, Cl. SA, 468 7/8%, 4/25/2022
                                           (Interest Only Obligation)                            (e,g)                192,881

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               DECEMBER 31, 1996
                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount                Value
                                                                                              __________           __________
      U.S Government
     Agencies (continued)            Government National Mortgage Association I:
                                       7 1/2%, 12/15/2023-12/15/2026........                $  2,909,660 (f)      $ 2,918,137
                                       8 1/2%, 12/15/2021...................                     967,908            1,006,925
                                     Government National Mortgage Association II:
                                       7%, 6/20/2026........................                   1,465,111            1,427,106
                                       8%, 11/20/2026.......................                   1,065,918            1,082,899
                                                                                                                 _____________
                                                                                                                    34,547,289
                                                                                                                 _____________
     U.S. Government-3.9%            U.S. Treasury Bonds:
                                       11 3/4%, 2/15/2010...................                     318,000              422,542
                                       7 1/4%, 5/15/2016....................                   2,568,000            2,712,450
                                       7 1/8%, 2/15/2023....................                     248,000              258,928
                                     U.S. Treasury Notes,
                                       7 1/4%, 8/15/2004....................                     324,000              341,162
                                                                                                                 _____________
                                                                                                                   3,735,082
                                                                                                                 _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $93,572,005)...................                                      $94,338,882
                                                                                                                ==============
Short-Term Investments-.8%
     Commercial Paper;               Ford Motor Credit,
                                       7.10%, 1/2/1997
                                       (cost $755,000)......................               $     755,000        $     755,000
                                                                                                                ==============
TOTAL INVESTMENTS (cost $95,051,881)........................................                      100.6%          $95,873,657
                                                                                                ========        ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                       (.6%)        $    (608,435)
                                                                                                ========        ==============
NET ASSETS..................................................................                      100.0%          $95,265,222
                                                                                                ========        ==============
Notes to Statements of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   December 31, 1996, these securities amounted to $8,023,689 or 8.4% of net assets.
    (b)  Zero Coupon until 8/15/2000, date on which a stated coupon rate of
   11 1/2% becomes effective; the stated maturity date is 8/15/2003.
    (c)  Reflects date security can be redeemed at holder's option; the stated maturity is 10/1/2026.
    (d)  Zero coupon until 1/15/2001, date on which a stated coupon rate of 8
   7/8% becomes effective; the stated maturity is 1/15/2006.
    (e)  Variable rate security-interest rate subject to periodic change.
    (f)  Partially purchased on a forward commitment basis.
    (g)  Nominal face $15,308.






See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  DECEMBER 31, 1996
                                                                                              Cost                   Value
                                                                                          ____________            ____________
ASSETS:                          Investments in securities-See Statement of Investments  $  95,051,881          $  95,873,657
                                 Receivable for investment securities sold..                                         2,610,281
                                 Interest receivable........................                                         1,202,685
                                                                                                                  ____________
                                                                                                                   99,686,623
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation.............                                           57,142
                                 Due to Distributor.........................                                           20,899
                                 Cash overdraft due to Custodian............                                          114,655
                                 Payable for investment securities purchased                                        3,190,947
                                 Payable for shares of Beneficial Interest redeemed                                 1,037,758
                                                                                                                  ____________
                                                                                                                    4,421,401
                                                                                                                  ____________
NET ASSETS..................................................................                                    $  95,265,222
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                     $102,697,424
                                 Accumulated net realized gain (loss) on investments                               (8,253,978)
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments-Note 3                                                            821,776
                                                                                                                  ____________
NET ASSETS..................................................................                                    $  95,265,222
                                                                                                                 =============

                                                    NET ASSET VALUE PER SHARE
                                                _______________________________

                                         Class A                Class B                   Class C                  Class R
                                      _____________         ______________             _______________        ________________
Net Assets......................      $  77,304,888        $    4,973,026                $  420,12              $  12,567,181
Shares Outstanding.....................   7,206,339               463,576                   39,155                  1,171,741
NET ASSET VALUE PER SHARE............        $10.73                $10.73                   $10.73                     $10.73
                                            ========               =======                 ========                  ========





See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF OPERATIONS                        YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME                           Interest Income............................                                      $ 7,043,422
EXPENSES:                        Management fee-Note 2(a)...................                $    653,857
                                 Distribution and service fees-Note 2(b)....                     233,817
                                 Trustees' fees and expenses-Note 2(c)......                      9,146
                                                                                             ___________
                                     Total Expenses.........................                                          896,820
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        6,146,602
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                $   (576,926)
                                 Net unrealized appreciation (depreciation) on investments    (2,599,839)
                                                                                             ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (3,176,765)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $ 2,969,837
                                                                                                                 =============






See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended               Year Ended
                                                                                 December 31, 1996         December 31, 1995
                                                                                ___________________      ___________________
OPERATIONS:
  Investment income-net..........................................                 $   6,146,602             $   6,556,543
  Net realized gain (loss) on investments........................                      (576,926)                 (862,188)
  Net unrealized appreciation (depreciation) on investments......                    (2,599,839)                 9,120,356
                                                                                ___________________      ___________________
      Net Increase (Decrease) in Net Assets Resulting from Operations                  2,969,837                14,814,711
                                                                                ___________________      ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares...............................................                    (5,098,797)               (5,668,955)
    Class B shares...............................................                      (204,999)                  (55,908)
    Class C shares...............................................                        (9,243)                   (1,493)
    Class R shares...............................................                      (832,063)                 (797,413)
                                                                                ___________________      ___________________
      Total Dividends............................................                    (6,145,102)                (6,523,769)
                                                                                ___________________      ___________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares...............................................                      11,645,529               10,220,352
    Class B shares...............................................                       3,058,864                2,207,592
    Class C shares...............................................                         417,763                   87,477
    Class R shares...............................................                       5,288,706                6,078,239
  Dividends reinvested:
    Class A shares...............................................                       4,086,892                4,488,158
    Class B shares...............................................                          94,447                   29,712
    Class C shares...............................................                           2,065                      405
    Class R shares...............................................                         747,833                  647,434
  Cost of shares redeemed:
    Class A shares...............................................                     (16,479,953)             (20,718,702)
    Class B shares...............................................                        (359,304)                 (68,609)
    Class C shares...............................................                         (65,122)                 (22,587)
    Class R shares...............................................                      (4,614,714)              (5,758,344)
                                                                                ___________________      ___________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            3,823,006              (2,808,873)
                                                                                ___________________      ___________________
        Total Increase (Decrease) in Net Assets..................                          647,741                5,482,069
NET ASSETS:
  Beginning of Period............................................                        94,617,481              89,135,412
                                                                                ___________________      ___________________
  End of Period..................................................                      $ 95,265,222            $ 94,617,481
                                                                                ===================      ===================

DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME-NET.................                           __              $        (1,500)
                                                                                ___________________      ___________________


See notes to financial statements.



PREMIER MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                ____________________________________________
                                                                                     Year Ended              Year Ended
                                                                                 December 31, 1996         December 31, 1995
                                                                                ___________________      ___________________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ________
  Shares sold......................................................                   1,074,433                 973,428
  Shares issued for dividends reinvested...........................                     383,665                 420,887
  Shares redeemed..................................................                  (1,542,448)               (1,961,160)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                (84,350)                 (566,845)
                                                                                ===================      ===================
  Class B
  ________
  Shares sold......................................................                     286,510                   205,379
  Shares issued for dividends reinvested...........................                       8,877                     2,738
  Shares redeemed..................................................                     (33,651)                   (6,278)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                261,736                   201,839
                                                                                ===================      ===================
  Class C
  ________
  Shares sold......................................................                      39,075                     8,049
  Shares issued for dividends reinvested...........................                         193                        37
  Shares redeemed..................................................                      (6,124)                   (2,076)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                 33,144                     6,010
                                                                                ===================      ===================
  Class R
  ________
  Shares sold......................................................                     493,176                   574,177
  Shares issued for dividends reinvested...........................                      70,200                    60,440
  Shares redeemed..................................................                    (432,290)                 (541,031)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                131,086                    93,586
                                                                                ===================      ===================

See notes to financial statements.


PREMIER MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                    Class A Shares
                                                       ________________________________________________________________________
                                                                               Year Ended December 31,
                                                       ________________________________________________________________________
PER SHARE DATA:                                           1996            1995         1994(1)(2)      1993(1)(3)      1992(1)
                                                         _______         _______       ________        ________         _______
    Net asset value, beginning of period.........        $11.08          $10.12          $11.38         $11.45           $11.41
                                                         _______         _______       ________        ________         _______
    Investment Operations:
    Investment income-net.......................            .69             .75           .69(4)         .78(4)            .87
    Net realized and unrealized gain (loss)
      on investments.............................          (.35)            .96           (1.26)           .83              .10
                                                         _______         _______       ________        ________         _______
    Total from Investment Operations.............           .34           1.71             (.57)          1.61              .97
                                                         _______         _______       ________        ________         _______
    Distributions:
    Dividends from investment income-net.........          (.69)           (.75)           (.69)          (.75)            (.87)
    Dividends in excess of investment income-net.           --              --             --              --              (.06)
    Dividends from net realized gain on investments         --              --             --             (.57)             --
    Dividends in excess of net realized
       gain on investments                                  --              --             --             (.36)             --
                                                         _______         _______       ________        ________         _______
    Total Distributions..........................          (.69)           (.75)           (.69)         (1.68)            (.93)
                                                         _______         _______       ________        ________         _______
    Net asset value, end of period...............        $10.73          $11.08          $10.12         $11.38           $11.45
                                                         ======          ======        ======          ======           ======
TOTAL INVESTMENT RETURN(5).......................         3.42%          17.32%          (5.14%)         14.54%            8.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          .95%            .95%           .98%(6)        1.14%(6)         1.02%
    Ratio of net investment income
      to average net assets......................         6.48%           7.08%           6.32%          6.55%            7.58%
    Portfolio Turnover Rate......................       251.66%         236.10%         270.00%        333.00%          216.00%
    Net Assets, end of period (000's Omitted)...        $77,305         $80,782         $79,548        $58,052          $98,207
_________________________
    (1)  On February 1, 1993 existing shares of the Fund were designated the
    Retail Class and the Fund began offering the
    Institutional Class and the Investment Class of shares. Effective April
    4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. On October 17, 1994 Investor shares were redesignated Class A shares. The amounts shown for the year ended December 31, 1994 were calculated using the performance of a Retail
    Class share outstanding from January 1, 1994 to April 3, 1994 and the performance of an Investor (now Class A) share outstanding from April 4,
    1994 to December 31, 1994. The Financial Highlights for the year ended
    December 31, 1993 and prior years are based upon a Retail Class share outstanding.
    (2)  Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994
    through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
    (3)  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per
    share data for this year since the use of the undistributed net investment income method did not accord with results of operations.
    (4)  Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $.69. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the year ended December 31, 1993 was
    $.77.
    (5)  Exclusive of sales load.
    (6)  Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or transfer agent,
    and/or distributor, the ratio of expenses to average net assets for the years ended December 31, 1994 and 1993 would have been .99% and 1.27%
    respectively.

See notes to financial statements.

PREMIER MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)

                                                                           Class B Shares                   Class C Shares
                                                                     ______________________            ______________________
                                                                      Year Ended December 31,           Year Ended December 31,
                                                                     _________________________         _________________________
PER SHARE DATA:                                                        1996            1995              1996             1995
                                                                     _______          _______           _______          _______
    Net asset value, beginning of period..................            $11.08          $10.12            $11.08           $10.12
                                                                     _______          _______           _______          _______
    Investment Operations:
    Investment income-net.................................               .61             .67               .61              .67
    Net realized and unrealized gain (loss)
      on investments......................................              (.35)            .96              (.35)             .96
                                                                     _______          _______           _______          _______
    Total from Investment Operations......................               .26            1.63               .26             1.63
                                                                     _______          _______           _______          _______
    Distributions:
    Dividends from investment income-net..................              (.61)           (.67)             (.61)            (.67)
                                                                     _______          _______           _______          _______
    Net asset value, end of period........................            $10.73          $11.08            $10.73           $11.08
                                                                     =======          =======           =======          =======
TOTAL INVESTMENT RETURN(2)................................             2.54%          16.55%             2.49%           16.54%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............             1.70%           1.69%             1.68%            1.66%
    Ratio of net investment income
      to average net assets...............................             5.77%           6.41%             5.69%            6.03%
    Portfolio Turnover Rate...............................           251.66%         236.10%           251.66%          236.10%
    Net Assets, end of period (000's Omitted).............            $4,973          $2,236              $420              $67
    (1)  The Fund commenced offering Class B and Class C shares on
    December 19, 1994. Financial Highlights for the period ended
    December 31, 1994 for Class B and Class C shares are not present because no shares have been issued to the public as of this date.
    (2)  Exclusive of sales load.









SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)
                                                                                             Class R Shares
                                                                   ___________________________________________________________
                                                                                                                  Period Ended
                                                                           Year Ended December 31,                December 31,
                                                                   ______________________________________        _______________
PER SHARE DATA:                                                      1996          1995        1994(1)(2)           1993(1)(3)
                                                                   _________    _________        _________       _______________
    Net asset value, beginning of period...................        $11.08        $10.12       $11.38                 $11.62
                                                                   _______       _______      _______               ________
    Investment Operations:
    Investment income-net..................................           .72           .78         .72(4)                  .74(4)
    Net realized and unrealized gain (loss)
      on investments.......................................          (.35)          .96        (1.26)                   .67
                                                                   _______       _______      _______               ________
    Total from Investment Operations.......................           .37          1.74        (.54)                   1.41
                                                                   _______       _______      _______               ________
    Distributions:
    Dividends from investment income-net...................          (.72)         (.78)       (.72)                   (.71)
    Dividends from net realized gain on investments........           --            --          --                     (.61)
    Dividends in excess of net realized
        gain on investments                                           --            --          --                     (.33)
                                                                   _______       _______      _______               ________
    Total Distributions....................................          (.72)         (.78)        (.72)                 (1.65)
                                                                   _______       _______      _______               ________
    Net asset value, end of period.........................        $10.73        $11.08       $10.12                 $11.38
                                                                   ======        ======       ======                ========
TOTAL INVESTMENT RETURN(5).................................          3.58%        17.71%     (4.88%)                 12.59%(6)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................           .70%         .70%        .71%(7)              .83%(6)(7)
    Ratio of net investment income
      to average net assets................................          6.74%        7.31%        6.59%                  6.86%(6)
    Portfolio Turnover Rate................................        251.66%      236.10%      270.00%                333.00%(8)
    Net Assets, end of period (000's Omitted)........             $12,567       $11,532       $9,588                 $1,338
    (1)  On February 1, 1993, the Fund commenced selling Investment
Class shares. Effective April 4, 1994 the Investment Class
    shares were redesignated as the Trust shares. On October 17, 1994 the
    Trust shares were redesignated Class R shares.
    (2)  Prior to April 4, 1994, the Boston Company Advisors, Inc.
served as the Fund's investment adviser. From April 4, 1994
    through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager.
    (3)  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since the use of the undistributed net investment income method did not accord with results of operations.
    (4)  Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the
    year ended December 31, 1994 was $.71. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent, and distributor, for the period ended December 31, 1993 was
    $.74.
    (5)  Exclusive of sales load.
    (6)  Annualized.
    (7)  Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and transfer agent, the
    ratio of expenses to average net assets for the years ended December 31,
    1994 and 1993 would have been .72% and .87%, respectively.
    (8)  Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1- SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Premier Managed Income Fund (the "Fund"). The Fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $8,217,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. The carryover does not include net realized securities losses from November 1, 1996 through December 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $6,470,000 of the carryover expires in fiscal 2002, $540,000 of the carryover expires in fiscal 2003, and $1,207,000 of the carryover expires in fiscal 2004.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the period ended December 31, 1996, the distribution fee for Class A, Class B and Class C shares was $196,636, $26,667 and $1,219, respectively. During the period ended December 31, 1996, the service fee for Class B and Class C shares was $8,889 and $406, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) TRUSTEES' FEES: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) based on net assets.
NOTE 3- SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $239,911,562 and $233,198,317, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $821,776, consisting of $1,497,046 gross unrealized appreciation and $675,270 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

PREMIER MANAGED INCOME FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS TRUST:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

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New York, New York
February 14, 1997

PREMIER MANAGED
INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           MIFAR9612
Annual Report
Premier Managed
Income Fund
December 31, 1996
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